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                                                                    EXHIBIT 10.2

                            H.F. AHMANSON & COMPANY
                           1993 STOCK INCENTIVE PLAN


          Section 1.  PURPOSE OF PLAN

          The purpose of this 1993 Stock Incentive Plan ("Plan") of H.F. Ahmanson & Company, a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company.


          Section 2.  PERSONS ELIGIBLE UNDER PLAN

          Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder.


          Section 3.  AWARDS

          (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any of the following types of arrangement with an Employee involving shares of common stock of the Company ("Common Shares") or a value derived from the value of the Common Shares: (i) stock options; (ii) stock appreciation rights; (iii) sales or bonuses of stock and (iv) restricted stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award." Awards may be made alone or two or more in tandem or in the alternative.

          (b) Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

          (c) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

          (i) a provision permitting the recipient of such Award, including any Employee recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:
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               (A)  the delivery of cash;

               (B) the delivery of other property deemed acceptable by the Committee;

               (C) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property;

               (D) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award; or

               (E) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee;

          (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 6 hereof; or

          (iii) provisions required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code (the "Code").

          (d) Notwithstanding Section 3(b), in the event any Award is made while this Plan is subject to Rule 16b-3 as in effect on April 30, 1991 and under which Common Shares are or may in the future be issued for any type of consideration other than as a bonus without the payment of any consideration, the amount of such consideration shall be equal to (i) the amount (such as par value) required to be received by the Company in order to assure compliance with applicable state law, or (ii) an amount equal to or greater than 50% of the fair market value of such shares on the date of grant of such Award.

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          Section 4.  STOCK SUBJECT TO PLAN

          (a) Subject to adjustment as provided in Section 6 hereof, the aggregate number of Common Shares that may be issued as restricted stock shall not exceed 3,500,000.

          (b) Subject to adjustment as provided in Section 6 hereof, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 8,000,000, provided, however, that any adjustments pursuant to Section 6 hereof with respect to Incentive Stock Options shall be limited to those that will not adversely affect the status of such options as Incentive Stock Options under
Section 422 of the Code.

          (c) Subject to adjustment as provided in Section 6 hereof, the maximum number of shares of Common Stock issuable pursuant to all Awards granted to any Employee during any calendar year shall be 300,000. This limitation is intended to satisfy the requirements of Section 162(m) of the Code so that compensation attributable to Awards hereunder qualify as performance-based compensation under Section 162(m) of the Code. Adjustments to the maximum under this Subsection (c) pursuant to Section 6 hereof shall be limited to the extent permitted under Section 162(m) of the Code.

          (d) The aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

          (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

          (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

          (iii) the maximum number of Common Shares that are or may be issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

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          Section 5.  ADMINISTRATION OF PLAN

          (a) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom: (i) is a "disinterested person" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), and (ii) is not (1) a current employee of the Company, or any Parent or Subsidiary (as hereinafter defined) of the Company,
(2) a former employee of such entities who is receiving compensation therefrom for prior services (other than qualified plan benefits), (3) a former officer of such entities, or (4) a person receiving compensation from such entities for personal services in any capacity other than as a director. For purposes of the preceding sentence, "Parent" and "Subsidiary" refer to "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Section 424(f) of the Code.

          (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

          (i) adopt, amend and rescind rules and regulations relating to this Plan;

          (ii) determine which persons are Employees and to which of such Employees, if any, Awards shall be granted hereunder;

          (iii) grant Awards to Employees and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

          (iv) determine whether, and the extent to which adjustments are required pursuant to Section 6 hereof; and

          (v) interpret and construe this Plan and the terms and conditions of any Award granted hereunder.


          Section 6.  ADJUSTMENTS

          If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of

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securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of Common Shares issuable pursuant to all Awards granted to any Employee during any calendar year.


          Section 7.  AMENDMENT AND TERMINATION OF PLAN

          The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive
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the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; provided, further, that if an amendment to the Plan would
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increase the number of Common Shares subject to the Plan or the maximum number of Common Shares issuable pursuant to all Awards during any calendar year (as adjusted under Section 6), change the class of persons eligible to receive Awards under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 under the Exchange Act or applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act or applicable provisions of or rules under the Code.


          Section 8.  EFFECTIVE DATE OF PLAN

          This Plan shall be effective as of November 23, 1993, the date upon which it was approved by the Board; provided, however, that no Common Shares may
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be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities

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of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

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